SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 30, 1998


                        GENTLE DENTAL SERVICE CORPORATION
             (Exact name of registrant as specified in its charter)


        Washington                       000-23673               91-1577891
-------------------------------         -----------          -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)            File No.)          Identification No.)


222 North Sepulveda Boulevard, Suite 740, El Segundo, California       90245
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(Address of principal executive offices)                             (Zip Code)


                                 (310) 765-2400
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              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On June 30, 1998, Gentle Dental Service Corporation (the "Company") completed the acquisition of certain assets of Pacific Dental Services, Inc. ("PDS"), consisting of all of the assets of PDS associated with 8 dental practices managed by PDS or Orange Dental Services in Orange and Riverside counties of California. The Company also acquired substantially all of the assets of Orange Dental Services, a partnership of which PDS is the controlling partner, which was the manager of one of the acquired practices. Lastly, the acquisition included the purchase from Bryan Watanabe, D.D.S., Inc., the professional corporation conducting one of the acquired practices ("Watanabe"), of its rights under the previously existing management agreement between Watanabe and PDS. In addition, the Company has entered into a definitive agreement to acquire substantially all of the assets of TG3 Dental Services ("TG3"), which manages one additional dental practice in Riverside, California; this acquisition is scheduled to close on October 31, 1998.

     The aggregate purchase price paid at closing on June 30, 1998 consisted of $6,510,655 in cash, assumption of $866,330 in debt, and 182,425 shares of Company Common Stock valued at $1,616,765. The purchase price to be paid at closing for the assets of TG3 will consist of $840,000 in cash and 40,620 shares of Company Common Stock valued at $360,000. In addition, the Company has agreed to make cash and stock earnout payments as set forth in the agreements based on the EBITDA of the acquired businesses for the first three years following the closing. The cash paid at closing was obtained from the Company's existing cash balances.

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

         Audited Consolidated Balance Sheets of PDS as of December 31, 1996 and 1997, and related audited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows of PDS for the years ended December 31, 1996 and 1997.

         Unaudited Consolidated Balance Sheets of PDS as of March 31, 1998, and related unaudited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows of PDS for the three-month periods ended March 31, 1997 and 1998.

         Audited Consolidated Balance Sheets of TG3 as of December 31, 1997, and related audited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows of TG3 for the two-month period ended December 31, 1997.

         Unaudited Consolidated Balance Sheets of TG3 as of March 31, 1998, and related unaudited Consolidated Statements of Operations, Stockholders' Equity and Cash Flows of TG3 for the three-month period ended March 31, 1998.

         The foregoing financial statements are not included in this report and will be filed by amendment to this report on or before September 14, 1998.

     (b) Pro forma financial information. Pro forma Balance Sheet as of March 31, 1998 and pro forma Statements of Operations for the year ended December 31, 1997 and the three-month period ended March 31, 1998.

         The foregoing pro forma financial statements are not included in this report and will be filed by amendment to this report on or before September 14, 1998.

     (c) Exhibits.

         2.1 Asset Purchase Agreement, dated as of June 30, 1998, between the Company, Gentle Dental Management, Inc. and Pacific Dental Services, Inc.

         2.2 Asset Purchase Agreement, dated as of June 30, 1998, between the Company, Gentle Dental Management, Inc. and Orange Dental Services.

         2.3 Asset Purchase Agreement, dated as of June 30, 1998, between the Company, Gentle Dental Management, Inc. and TG3 Dental Services.

         2.4 Asset Purchase Agreement, dated as of June 30, 1998, between the Company, Gentle Dental Management, Inc. and Bryan Watanabe, D.D.S., Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 15, 1998

                                       GENTLE DENTAL SERVICE CORPORATION



                                       By NORMAN R. HUFFAKER
                                          --------------------------------------
                                          Norman R. Huffaker,
                                          Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

  2.1 Asset Purchase Agreement, dated as of June 30, 1998, between the Company, Gentle Dental Management, Inc. and Pacific Dental Services, Inc.

              The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Exhibit C                          Assumption Agreement
              Exhibit D                          Assignment and Bill of Sale
              Exhibit E                          Management Agreement
              Exhibit F                          Shares Acquisition Agreement
              Exhibit G                          Dentist Employment Agreement
              Exhibit H                          Agreement Regarding New Offices
              Exhibit I                          Employment Agreement
              Schedule 1.02-2                    Excluded Assets
              Schedule 1.10                      Purchase Price Allocation
              Schedule 3.04                      Litigation
              Schedule 3.06-2                    Employee Benefits
              Schedule 3.06-3                    Employment Manuals and Policies
              Schedule 3.06-4                    Compensation
              Schedule 3.07                      Financial Statements
              Schedule 3.08                      Receivables
              Schedule 3.09                      Prepaid Expenses and Other
              Schedule 3.10                      Tangible Personal Property
              Schedule 3.11                      Payables
              Schedule 3.12                      Indebtedness
              Schedule 3.13                      Other Liabilities
              Schedule 3.15                      Leases
              Schedule 3.16                      Contracts
              Schedule 3.19                      Insurance
              Schedule 3.22                      Permits
              Schedule 3.25                      Consents and Approvals

  2.2 Asset Purchase Agreement, dated as of June 30, 1998, between the Company, Gentle Dental Management, Inc. and Orange Dental Services.

              The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Exhibit A                          Assumption Agreement
              Exhibit B                          Assignment and Bill of Sale
              Exhibit C                          Management Agreement
              Exhibit D                          Shares Acquisition Agreement
              Exhibit E                          Dentist Employment Agreement
              Schedule 1.02-2                    Excluded Assets
              Schedule 1.09                      Purchase Price Allocation
              Schedule 3.04                      Litigation
              Schedule 3.06-2                    Employee Benefits
              Schedule 3.06-3                    Employment Manuals and Policies
              Schedule 3.06-4                    Compensation
              Schedule 3.12                      Indebtedness
              Schedule 3.13                      Other Liabilities
              Schedule 3.15                      Leases
              Schedule 3.16                      Contracts
              Schedule 3.19                      Insurance
              Schedule 3.22                      Permits
              Schedule 3.25                      Consents and Approvals

  2.3 Asset Purchase Agreement, dated as of June 30, 1998, between the Company, Gentle Dental Management, Inc. and TG3 Dental Services.

              The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Exhibit A                          Assumption Agreement
              Exhibit B                          Assignment and Bill of Sale
              Exhibit C                          Management Agreement
              Exhibit D                          Shares Acquisition Agreement
              Exhibit E                          Dentist Employment Agreement
              Schedule 1.02-2                    Excluded Assets
              Schedule 1.10                      Purchase Price Allocation
              Schedule 3.04                      Litigation
              Schedule 3.06-2                    Employee Benefits
              Schedule 3.06-3                    Employment Manuals and Policies
              Schedule 3.06-4                    Compensation
              Schedule 3.07                      Financial Statements
              Schedule 3.08                      Receivables
              Schedule 3.09                      Prepaid Expenses and Other
              Schedule 3.10                      Tangible Personal Property
              Schedule 3.11                      Payables
              Schedule 3.12                      Indebtedness
              Schedule 3.13                      Other Liabilities

              Schedule 3.15                      Leases
              Schedule 3.16                      Contracts
              Schedule 3.19                      Insurance
              Schedule 3.22                      Permits
              Schedule 3.25                      Consents and Approvals

  2.4 Asset Purchase Agreement, dated as of June 30, 1998, between the Company, Gentle Dental Management, Inc. and Bryan Watanabe, D.D.S., Inc.

              The following exhibits to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Exhibit A                          Assignment and Bill of Sale
              Exhibit B                          Management Agreement
              Exhibit C                          Shares Acquisition Agreement
              Exhibit D                          Dentist Employment Agreement